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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 20, 2001


                               VALLEY MEDIA, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                     000-25617              94-2556440
          --------                     ---------              ----------
(State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
    of incorporation)                                       Identification No.)



               1280 Santa Anita Court, Woodland, California  95776
              ----------------------------------------------------

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (530) 661-6600

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ITEM 3.  BANKRUPCTY

     On November 20, 2001, Valley Media, Inc. (the "Company") filed a voluntary petition for relief under Chapter 11 of the federal bankruptcy code in the United States Bankruptcy Court (the "Court") for the District of Delaware. No trustee, receiver or examiner has been appointed, and the Company will act as debtor-in-possession while being subject to the supervision and orders of the Court.

ITEM 5.  OTHER EVENTS.

     On November 16, 2001, the Company further reduced staffing levels at its Woodland, CA facilities by approximately 200 employees. Valley previously furloughed substantially all of its employees in its Louisville, KY distribution facility in October 2001. The Company plans to seek Court authorization to enable it to continue to support its customers from its Woodland, CA, distribution facility, and to provide for its post-petition trade and employee obligations during this process.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

       Exhibit Number                                Description
       --------------                                -----------

          99.1                           Press Release dated November 20, 2001.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                VALLEY MEDIA, INC.

                                                By: /s/ Peter Berger
                                                   ----------------------
                                                    Peter Berger
                                                    Chief Executive Officer
                                                    Date: November 21, 2001

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